                                   EXHIBIT 24

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 13, 2003


                                                     /s/ Rick L. Arquilla
                                                     ---------------------------
                                                     Rick L. Arquilla

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 13, 2003


                                                     /s/ Charles H. Erhart, Jr.
                                                     ---------------------------
                                                     Charles H. Erhart, Jr.

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 12, 2003


                                                     /s/ Joel F. Gemunder
                                                     ---------------------------
                                                     Joel F. Gemunder

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 13, 2003


                                                     /s/ Patrick P. Grace
                                                     ---------------------------
                                                     Patrick P. Grace

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 13, 2003


                                                     /s/ Edward L. Hutton
                                                     ---------------------------
                                                     Edward L. Hutton

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 13, 2003


                                                     /s/ Thomas C. Hutton
                                                     ---------------------------
                                                     Thomas C. Hutton

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 12, 2003


                                                     /s/ Walter L. Krebs
                                                     ---------------------------
                                                     Walter L. Krebs

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 24, 2003


                                                     /s/ Sandra E. Laney
                                                     ---------------------------
                                                     Sandra E. Laney

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 11, 2003


                                                     /s/ Spencer S. Lee
                                                     ---------------------------
                                 Spencer S. Lee

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 13, 2003


                                                     /s/ John M. Mount
                                                     ---------------------------
                                                     John M. Mount

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 14, 2003


                                                     /s/ Donald E. Saunders
                                                     ---------------------------
                                                     Donald E. Saunders

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 13, 2003


                                                     /s/ George J. Walsh III
                                                     ---------------------------
                                                     George J. Walsh III

                                POWER OF ATTORNEY



                  The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 15, 2003


                                                     /s/ Frank E. Wood
                                                     ---------------------------
                                                     Frank E. Wood